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      Lessor:  West Rental, Inc
               P.O. Box 6628
               Wheeling, WV  26003
                                           (For corporation, show
      Lessee:  Valley Welding Supply Co.   location of principal place of
     Address:  67-43rd Street              business in State.  For individual
City, County:  Wheeling, Ohio              show residence.  For partnership,
  State, Zip:  WV  26003                   show place of business and also
                                           name and residence of each partner.

                           DESCRIPTION OF TRAILERS
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  QUANTITY        TYPE OF TRAILER        SERIAL NUMBER         RENTAL
                                           OF TRAILER        PER TRAILER
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   One            1972 LOX                VIN:  7086          $1,425.00
                  Trailer
                  Model #7086

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2.     TERMS OF LEASE WITH RESPECT TO TRAILER:   60 Months,
                                              ----------------
       commencing on  November 1, 1995.
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3.     LOCATION OF TRAILER:  When not in possession of customers
       of Lessee, trailer will be located at:

         9189 Marshall Road                                          (Street)
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                   (County),    Evans City      (City),   PA 16033   (State)
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4.     ACKNOWLEDGE OF RECEIPT OF TRAILER: Lessee acknowledges
       that the trailer above described has been delivered to and received by it in good and serviceable condition, are aa represented, and are acceptable and satisfactory to it.

   West Rentals, Inc.  Lessor           Valley Welding Supply Company
------------------------------         -------------------------------
Accepted as of the date hereof                     Lessee

By:                                  By:
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Date:                                Date:
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Witness:                             Witness:
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